UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 5, 2015

LANDS' END, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-09769	36-2512786

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Lands’ End Lane Dodgeville, Wisconsin	53595
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (608) 935-9341
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instructions A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.
On June 5, 2015 Lands’ End, Inc. (the “Company”) held its Annual Meeting of Stockholders at the Company’s offices in Dodgeville, Wisconsin. The meeting was held to vote on the matters described below.

1.
Election of Directors. Robert Galvin, Elizabeth Darst Leykum, Josephine Linden, Federica Marchionni, John T. McClain, Jignesh Patel, and Jonah Staw were elected to the Board of Directors of the Company for a one-year term expiring at the 2016 Annual Meeting of Stockholders or until their successors are elected and qualified. The votes on this matter were as follows:

Name	For	Withheld	Broker Non-Votes
Robert Galvin	29,295,067	167,194	1,339,912
Elizabeth Darst Leykum	28,919,015	543,246	1,339,912
Josephine Linden	29,393,370	68,891	1,339,912
Federica Marchionni	29,409,968	52,293	1,339,912
John T. McClain	29,411,298	50,963	1,339,912
Jignesh Patel	29,311,065	151,196	1,339,912
Jonah Staw	29,409,951	52,310	1,339,912

2.
Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers. The stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers. The votes on this matter were as follows:

For	Against	Abstain	Broker Non-Votes
29,253,326	187,091	21,844	1,339,912

3.
Advisory Vote to Approve the frequency of the Compensation of the Company’s Named Executive Officers.  The stockholders voted, on a non-binding advisory basis, to hold an advisory vote on the compensation of the Company’s named executive officers every year. The votes on this matter were as follows:

1 year	2 years	3 years	Abstain	Broker Non-Votes
25,840,275	39,328	3,565,248	17,410	1,339,912

4.
Approve the Lands’ End, Inc. Umbrella Incentive Plan (As Amended and Restated).  The stockholders approved, the Lands’ End, Inc. Umbrella Incentive Plan (As Amended and Restated). The votes on this matter were as follows:

For	Against	Abstain	Broker Non-Votes
29,133,355	181,911	146,995	1,339,912

5.
Approve the Lands’ End, Inc. 2014 Stock Plan (As Amended and Restated).  The stockholders approved the Lands’ End, Inc. 2014 Stock Plan (As Amended and Restated). The votes on this matter were as follows:

For	Against	Abstain	Broker Non-Votes
29,036,891	279,615	145,755	1,339,912

6.
Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for 2015. The stockholders ratified the Audit Committee’s appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2015. The votes on this matter were as follows:

For	Against	Abstain
30,762,229	20,241	19,703

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the duly authorized undersigned.

LANDS’ END, INC.
(Registrant)

By:	/s/ Dorian R. Williams	June 5, 2015
	Dorian R. Williams	(Date)
Senior Vice President, General Counsel
and Corporate Secretary